Property and Equipment, Net	12 Months Ended
Feb. 28, 2022
Property, Plant and Equipment [Abstract]
Property and Equipment, Net

4. PROPERTY AND EQUIPMENT, NET

Property and equipment, net, consisted of the followings:

	As of
	February 28, 2021	February 28, 2022
	RMB	RMB	USD
Leasehold improvement	41,029	5,283	837
Motor vehicles	2,819	2,892	458
Electronic equipment	5,281	2,368	375
Office equipment & furniture	7,071	1,206	191
Construction in progress	729	5,101	810
Total	56,929	16,850	2,671
Less: accumulated depreciation	41,125	8,207	1,301
Property and equipment, net	15,804	8,643	1,370

For the years ended February 29, 2020, February 28, 2021 and 2022, depreciation expenses were RMB15,424, RMB13,754 and RMB8,458 (US$1,341), respectively.

The Group recorded impairment loss for property and equipment of RMB7,871 (US$1,248) for the year ended February 28, 2022, which arose as a result of the changes in the regulatory environment and the Business Restructuring.